UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2020, C-Bond Systems, Inc. (the “Company” or “C-Bond”) entered into a Subscription Agreement (“Subscription Agreement”) with an existing accredited investor (the “Investor”) whereby the Investor agreed to purchase 2,500 shares of the Company’s Series C Preferred Stock for $250,000, or $100.00 per share (the “Stated Value”). The Investor’s shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. The Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Subscription Agreement. On December 15, 2020, the Company received net proceeds of $250,000.

The discussion herein regarding the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement attached hereto as Exhibit 10.1. The discussion herein regarding the Series C Preferred Stock is qualified in its entirety by reference to the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock filed previously as Exhibit 3.1 to the Current Report on Form 8-K filed on August 25, 2020.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 herein is incorporated into this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock (incorporated by reference by Exhibit 3.1 to the Current Report filed on Form 8-K August 25, 2020)
10.1	Form of Subscription Agreement, dated December 14, 2020, between C-Bond Systems, Inc. and Investor

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: December 18, 2020	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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